Exhibit B

           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Clifford E. Lai, President and Principal Executive Officer of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  September 3, 2003
                                    /s/Clifford E. Lai
                                    ---------------------------------------
                                    Clifford E. Lai
                                    President and Principal Executive Officer
                                    Hyperion 2005 Investment Grade Opportunity
                                    Term Trust, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. and will be retained by Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Thomas F. Doodian, Treasurer and Principal Financial Officer of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  September 3, 2003

                                     /s/Thomas F. Doodian
                                     ---------------------------------------
                                     Thomas F. Doodian
                                     Treasurer and Principal Financial Officer
                                     Hyperion 2005 Investment Grade Opportunity
                                     Term Trust, Inc.





A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. and will be retained by Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.